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                                                                   EXHIBIT 10.15


                                                         980 Kelly Johnson Drive
                                                             Las Vegas, NV 89119
                                                             Bus: (702) 260-3600
                                                             Fax: (702) 260-3750
                                    RENEWAL
                      INDEPENDENT TRAVEL AGENCY AGREEMENT




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
  Global Discount Travel            and                (Travel Agency:)   800 Travel Systems, Inc.
  Services LLC
                                                                          dba: 1-800 Low Air Fare
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  980 Kelly Johnson Drive                                    (Address:)   4802 Gunn Highway, Suite 140
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  Las Vegas, Nevada 89119                          (City, State & Zip:)   Tampa, FL 33624
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  702-260-3600                                                 (Phone:)   (813) 908-0404
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                                                             (ARC No.:)   10884845
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                                                           (Automation)   Sabre
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                                                    (Pseudo City Code:)   B8T3/I944
======================================================================================================


                                     TERMS
Effective Date: March 1, 1997       through  Termination Date: February 28,
1998

       This INDEPENDENT TRAVEL AGENCY AGREEMENT (the "AGREEMENT") is being entered into as of the 1st day of March, 1997 by and between Global Discount Travel Services LLC, a Nevada limited-liability company ("GLOBAL DISCOUNT TRAVEL") and 800 Travel Systems, Inc., an New York [state of organization] Corporation [entity type] ("TRAVEL AGENT"). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Global Discount Travel and Travel Agent agree as follows:

       1. Global Discount Travel will sell tickets for passenger travel on Trans World Airlines, Inc. ("TWA") at discounted fares ("TICKET(S)"), and Travel Agent will solicit customers to purchase Ticket(s) from Global Discount Travel and businesses, including corporations, partnerships, limited liability companies, sole proprietorships, associations, unincorporated organizations or other business vehicles (each a "COMPANY" and collectively, "COMPANIES"), to enter into agreements with Global Discount Travel providing for the sale of Tickets to such Companies (the "CORPORATE AGREEMENT(S)"). ALL TICKETS SHALL BE SOLD WITHOUT ANY PUBLIC ADVERTISEMENT OR PUBLIC PROMOTION REFERRING DIRECTLY OR INDIRECTLY TO TWA IN ANY WAY. ANY PUBLIC ADVERTISEMENT OR PUBLIC PROMOTION REFERRING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, GLOBAL DISCOUNT TRAVEL OR ANY OF ITS AFFILIATES MUST BE APPROVED IN WRITING BY GLOBAL DISCOUNT TRAVEL.(1) TRAVEL AGENT AGREES AND ACKNOWLEDGES THAT IT MAY BE LIABLE IN MONETARY DAMAGES FOR ANY BREACH OF THIS PROVISION.

       2.     ALL TICKETS SHALL BE NON-COMMISSIONABLE BY TWA.





--------------------

(1)  See paragraph 16 of this Agreement.
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       3.     Travel Agent agrees to notify Global Discount Travel regarding any Company that expresses interest in signing a Corporate Agreement, including notifying Global Discount Travel of the appropriate contact person at such Company. After a Company signs a Corporate Agreement, Global Discount Travel will request that TWA establish a separate TWA Air Travel Plan account ("ATP Account") for such Company for the purpose of tracking Company's purchase from Global Discount Travel of Tickets issued by Travel Agent in accordance with this Agreement ("CORPORATE TICKET(S)").

       4. Travel Agent may issue Corporate Tickets to any Company which is party to a Corporate Agreement and has an ATP Account. Each Corporate Ticket will show TWA's full transportation fare, including transportation taxes, plus all other fees and charges associated with the particular flight for which the Corporate Ticket is purchased. Each Corporate Ticket shall also indicate the appropriate ATP Account number in the form of payment box of the Ticket. Travel Agent agrees and acknowledges that Global Discount Travel will charge Company for all Corporate Tickets, and Travel Agent may not accept any form of payment, other than the ATP Account number, for Corporate Tickets.

       5. Travel Agent agrees to bridge its unique pseudo city code within its computer reservation system to Global Discount Travel's computer reservation system. Prior to issuing any Corporate Ticket, Travel Agent will queue each passenger name record ("PNR") to Global Discount Travel. Global Discount Travel will then perform a quality check with respect to such PNR and return the applicable PNR to Travel Agent with any corrections to the PNR noted. Upon receipt of the applicable PNR from Global Discount Travel, Travel Agent will make all corrections noted and issue the Corporate Ticket to Company. After issuance of any Corporate Ticket, Travel Agent agrees to queue the applicable PNR to Global Discount Travel a second time to ensure that the appropriate Corporate Ticket number is inserted in Global Discount Travel's records. Global Discount Travel agrees not to access any PNR other than a PNR queued to Global Discount Travel.

       6. All Tickets shall be plated for travel on TWA and shall be issued on standard industry or TWA ticket stock or through any other electronic or "ticketless" method that TWA may from time to time adopt.

       7. Travel Agent may order on behalf of customers additional TWA Tickets, other than Corporate Tickets, from Global Discount Travel by calling Global Discount Travel reservations at 1-800-497-6678 for domestic tickets, 1-800-497-7132 for international tickets, or by ordering such Tickets electronically. To order Tickets electronically, Travel Agent must queue the PNR, including the applicable term of payment in the PNR form of payment field, to Global Discount Travel. Global Discount Travel will then perform a quality check with respect to such PNR and establish the purchase price for each Ticket. Global Discount Travel will communicate the price and any rules or regulations related to such Tickets when the Tickets are ordered. Global Discount Travel will accept from customers Visa, Mastercard, Diners Club, American Express, Discover Card and such other credit cards as Global Discount Travel shall designate by notice to Travel Agent from time to time as the sole form of payment for all Tickets other than Corporate Tickets.

       8. All Tickets, other than Corporate Tickets, will be issued by Global Discount Travel and delivered to Travel Agent or Travel Agent's customer, as per the customer's request. Travel Agent shall either authorize Global Discount Travel in writing to use Travel Agent's unique Federal Express billing number for the shipping and handling of Tickets or Travel Agent will be charged a shipping and handling fee of $10.00 per 8 ounce Ticket order (which may be amended from time to time in accordance with Federal Express' rules and rates) for all Tickets issued by Global Discount Travel. This shipping and handling fee shall be deducted from commissions paid in accordance with paragraph 9 of this Agreement; provided, however, that if Travel Agent enters into a separate arrangement with a Company pursuant to which Company agrees to pay to Travel Agent a fee in lieu of Global Discount Travel paying commissions to Travel Agent, Global Discount Travel shall bill Travel Agent for all shipping and handling fees.





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       9.     For each Corporate Ticket issued by Travel Agent or other Ticket ordered by Travel Agent from Global Discount Travel, Global Discount Travel will pay to Travel Agent on a monthly basis (or such other basis as Global Discount Travel and Travel Agent may agree) the following commission on the transportation fare (exclusive of any taxes, fees and other charges) charged and collected by Global Discount Travel, except where Travel Agent enters into a separate arrangement with a Company pursuant to which Company agrees to pay to Travel Agent a fee:

              TICKET TYPE                  COMMISSION
              Other                        15% With Advertising/ 10% Without

       10. PRIOR TO ANY SALE, TRAVEL AGENT MUST MAKE ALL CUSTOMERS AWARE OF THE FOLLOWING:

              a.     All Tickets shall:

              (1) BE VALID ONLY ON TWA FLIGHTS, WILL BE NON-ASSIGNABLE TO ANY OTHER CARRIER AND NON-ENDORSABLE, EXCEPT WHEN INDUSTRY RULE 240 OR ANY OTHER SIMILAR RULE, TERM OR CONDITION APPLIES;

              (2) NOT INCLUDE TICKETS ON FLIGHTS WHICH ORIGINATE OR TERMINATE TRANSPORTATION IN ST. LOUIS, MISSOURI;

              (3) BE SUBJECT TO AVAILABILITY AND TO TWA S NORMAL SEAT ASSIGNMENT AND BOARDING PASS RULES AND REGULATIONS;

              (4) NOT BE COMBINED WITH ANY OTHER SPECIAL OR PROMOTIONAL FARE OFFER, DISCOUNT CERTIFICATE, COUPON OR SENIOR CITIZENS DISCOUNT; AND

              (5) NOT INCLUDE ANY TRANS WORLD EXPRESS FLIGHTS (7,000 SERIES), BLOCK SPACE FLIGHTS OR CODE SHARE AIRLINE FLIGHTS.

              b. Corporate Tickets are regular TWA tickets sold at a discount. Accordingly, Corporate Tickets are subject to all the rules, regulations and penalties associated with the particular ticket purchased, except that any Corporate Ticket purchased pursuant to this Agreement that is refundable may only be refunded through Global Discount Travel or the Travel Agent that originally issued the Corporate Ticket. Further, Corporate Tickets purchased pursuant to this Agreement which are totally non-refundable may be applied in full to the purchase of other TWA Tickets sold pursuant to this Agreement. Company may be charged a fee for any refund or reissuance of a Corporate Ticket by Global Discount Travel or Travel Agent.

       11. The TWA Frequent Flyer Bonus Program will apply to most Tickets, subject to applicable rules as provided for by the TWA Frequent Flyer Bonus Program. Travel Agent must inquire from Global Discount Travel as to whether the TWA Frequent Flyer Bonus Program is applicable to particular Tickets.

       12. Global Discount Travel or Travel Agent may terminate this Agreement at any time upon fifteen (15) days prior written notice to the other. The Agreement shall, in any case, terminate immediately and without notice upon the occurrence of any of the following:

              a. the breach by Travel Agent of any material term, condition, representation or obligation under this Agreement; or





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              b.     in the event that any of the following occurs:

              (1) a receiver is appointed for the Travel Agent or its property;
              (2) Travel Agent becomes insolvent or unable to pay debts as they mature, ceases to pay debts as they mature in the ordinary course of business or makes an assignment for the benefit of its creditors;
              (3) any proceedings, either voluntary or involuntary, are commenced against Travel Agent under any bankruptcy, insolvency or debtor relief laws; or
              (4) travel Agent is, voluntarily or involuntarily, dissolved or liquidated.

       13. Travel Agent agrees and acknowledges that it will be responsible for any costs or expenses incurred by Global Discount Travel, its members, managers, subsidiaries, affiliates, employees, agents, consultants and independent contractors arising out of Travel Agent's failure to act in accordance with the terms of this Agreement, including, but not limited to, any unauthorized use of an ATP Account or any other violation of the rules or regulations regarding the issuance of Tickets.

       14. Travel Agent is an independent contractor. Neither Travel Agent nor Global Discount Travel shall be, nor shall either hold themselves out to be, the agent of the other for any purpose whatsoever, and neither party has the right or the authority to make or underwrite any promise, warranty or representation, to execute any contract or otherwise to assume any obligation or responsibility in the name of or on behalf of the other party, except to the extent specifically authorized in writing by the other party. Neither Travel Agent nor Global Discount Travel shall be bound by or liable to any third persons for any act or for any obligation or debt incurred by the other toward such third party, except to the extent specifically agreed to in writing by the party to be bound.

       15. The failure of Global Discount Travel or Travel Agent to enforce at any time, or for any period of time, any provision of this Agreement shall not be construed as a waiver of such provision or of the right of such party thereafter to enforce each and every provision.

       16. Any notice, demand or communication required, permitted or desired to be given under this Agreement, including any request with respect to approval of a public advertisement or public promotion, shall be in writing and shall be deemed effectively given when personally delivered, sent by facsimile transmission (receipt confirmed by phone) or mailed by prepaid certified mail, return receipt requested, addressed as follows:

       GLOBAL DISCOUNT TRAVEL
                        Global Discount Travel Services LLC
                        980 Kelly Johnson Drive
                        Las Vegas, Nevada 89119
                        Attention: Terry O'Neil
                        FAX: 702-260-3750

       With a copy to:  Gordon Altman Butowsky Weitzen Shalov & Wein
                        114 West 47th Street, 20th Floor
                        New York, New York 10036
                        Attention: Marc Weitzen
                        FAX: 212-626-0799

       TRAVEL AGENT
                        800 Travel Systems, Inc.
                        4802 Gunn Highway, Suite 140
                        Tampa, FL 33624
                        Attention: Mr. Mark Mastrini
                        FAX: (813) 908-0080





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or to such other address, and to the attention of such other person or officer, as any party may designate, with copies thereof to the respective counsel thereof as notified by such party. Upon receipt by Global Discount Travel of a request by Travel Agent for approval of a public advertisement or public promotion, Global Discount Travel will respond in writing to Travel Agent as soon as practicable in the manner set forth above.

       17. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements and understandings among the parties with respect to the subject matter hereof. THE PARTIES AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

              IN WITNESS WHEREOF, each of the parties have caused this Agreement to be executed on its behalf by its duly authorized officers, as of the date hereinabove first written.



                                   GLOBAL DISCOUNT TRAVEL SERVICES LLC




                                   By:/s/ Terry O'Neil
                                      ------------------------------------------
                                      Name:  Terry O'Neil /s/6/24/97
                                      Title: Manager

                                   800 Travel Systems, Inc.





                                   By:/s/ Mark Mastrini
                                      ------------------------------------------
                                      Name: Mr. Mark Mastrini
David Bowers                          Title: President
Regional Sales Director



            [Signature Page for Independent Travel Agency Agreement]





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